SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2006

Stewardship Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-21855	22-3351447
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ	07432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 444-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 31, 2006, Alantic Stewardship Bank (the “Bank”), a wholly owned subsidiary of Stewardship Financial Corporation (the “Registrant”), closed on the sale of the Bank’s existing credit card portfolio to Elan Financial Services (“Elan”). As previously reported on the Registrant’s Form 8-K filed October 30, 2006, the Bank entered into a definitive agreement pursuant to which Elan agreed to purchase the Bank’s existing credit card portfolio and subsequently would issue credit cards for the Bank under the name of Atlantic Stewardship Bank.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2006	Stewardship Financial Corporation

/s/ Julie E. Holland
Julie E. Holland
Vice President and Treasurer